EXHIBIT 99


All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


       Preliminary Structural and Collateral Term Sheet       September 23, 2004

--------------------------------------------------------------------------------

[Goldman Sachs Logo]

               $894,600,000 (approximate) of Offered Certificates
           Wells Fargo Mortgage Backed Securities 2004-W Trust, Issuer
                Mortgage Pass-Through Certificates, Series 2004-W



Overview of the Offered Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                    Expected    Initial
                 Approximate                         Credit      Pass-     Estimated                    Principal    Principal
                 Certificate    Expected Ratings   Enhancement  Through    Avg. Life   Estimated Avg.   Payment      Payment
 Certificates   Balance ($)(1)  S&P/Moody's/Fitch  Percentage   Rate (2)   (yrs) (3)  Life (yrs) (4)   Window(3)    Window(4)
------------------------------------------------------------------------------------------------------------------------------------
      A1          436,500,000   AAA/Aaa/AAA        3.00%       4.677%       2.61          3.36       11/04-09/09   11/04-09/34
------------------------------------------------------------------------------------------------------------------------------------
      A2          105,354,000   AAA/Aaa/AAA        3.00%       4.677%       0.50          0.50       11/04-10/05   11/04-10/05
------------------------------------------------------------------------------------------------------------------------------------
      A3           51,231,000   AAA/Aaa/AAA        3.00%       4.677%       1.25          1.25       10/05-04/06   10/05-04/06
------------------------------------------------------------------------------------------------------------------------------------
      A4           72,758,000   AAA/Aaa/AAA        3.00%       4.677%       2.00          2.00       04/06-04/07   04/06-04/07
------------------------------------------------------------------------------------------------------------------------------------
      A5           54,573,000   AAA/Aaa/AAA        3.00%       4.677%       3.00          3.00       04/07-04/08   04/07-04/08
------------------------------------------------------------------------------------------------------------------------------------
      A6           36,870,000   AAA/Aaa/AAA        3.00%       4.677%       4.00          4.00       04/08-04/09   04/08-04/09
------------------------------------------------------------------------------------------------------------------------------------
      A7          115,714,000   AAA/Aaa/AAA        3.00%       4.677%       4.90          7.71       04/09-09/09   04/09-09/34
------------------------------------------------------------------------------------------------------------------------------------
      B1           13,500,000        AA            1.50%       4.677%       4.33          6.02       11/04-09/09   11/04-09/34
------------------------------------------------------------------------------------------------------------------------------------
      B2            5,400,000        A             0.90%       4.677%       4.33          6.02       11/04-09/09   11/04-09/34
------------------------------------------------------------------------------------------------------------------------------------
      B3            2,700,000       BBB            0.60%       4.677%       4.33          6.02       11/04-09/09   11/04-09/34
------------------------------------------------------------------------------------------------------------------------------------

(1) The Certificate Sizes are approximate and subject to a +/- 5% variance. The Certificate Sizes are based on the expected unpaid principal balance of the mortgage loans as of the October 1, 2004 cut-off date, which unpaid principal balance is expected to be approximately $900,000,000.

(2) The Certificates will pay the Weighted Average Net Coupon, which after the bond reset date will equal 1 yr CMT + the weighted average net margin, subject to applicable loan periodic and lifetime rate caps.

(3) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPB.

(4) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPR to Maturity.


Preliminary Collateral Description*

--------------------------------------------------------------------------------
      Preliminary Collateral Description (approximate)              All Loans
--------------------------------------------------------------------------------
Aggregate Unpaid Principal Balance                                $900,000,000
--------------------------------------------------------------------------------
Average Unpaid Principal Balance                                    $392,724
--------------------------------------------------------------------------------
WA Months To First Adjustment Date                                     59
--------------------------------------------------------------------------------
Weighted Average FICO score                                            740
--------------------------------------------------------------------------------
Weighted Average Current Mortgage Interest Rate                       4.94%
--------------------------------------------------------------------------------
Servicing Fee                                                         0.25%
--------------------------------------------------------------------------------
Master Servicing Fee                                                  0.01%
--------------------------------------------------------------------------------
Gross Margin                                                          2.75%
--------------------------------------------------------------------------------
Weighted Average Rate Ceiling                                         9.94%
--------------------------------------------------------------------------------
Range of Current Mortgage Interest Rates                         2.500% - 6.000%
--------------------------------------------------------------------------------
Mortgage Loan Cutoff Date                                           1-Oct-04
--------------------------------------------------------------------------------
Weighted Average Original Loan-to-Value Ratio                          72%
--------------------------------------------------------------------------------
Weighted Average Remaining Term to Stated Maturity                     359
--------------------------------------------------------------------------------
Equity Take Out Refinance                                              6%
--------------------------------------------------------------------------------
Primary Residence                                                      94%
--------------------------------------------------------------------------------
Single Family Dwellings                                                82%
--------------------------------------------------------------------------------
Full Documentation                                                     66%
--------------------------------------------------------------------------------
Uninsured > 80% LTV                                                   0.1%
--------------------------------------------------------------------------------
Interest Only                                                          80%
--------------------------------------------------------------------------------
Relocation                                                             9%
--------------------------------------------------------------------------------
California                                                             44%
--------------------------------------------------------------------------------
Largest Individual Loan Balance                                     2,500,000
--------------------------------------------------------------------------------


* Current principal balance of the mortgage loans is $735,964,737, as reflected in the attached collateral tables. The aggregate unpaid principal balance of the mortgage loans as of the October 1, 2004 cut-off date is expected to be approximately $900,000,000.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


       Preliminary Structural and Collateral Term Sheet       September 23, 2004
--------------------------------------------------------------------------------


Time Table

Cut-Off Date:                 October 1, 2004
Settlement Date:              October 18, 2004
Distribution Date:            25th of each month or the next business day
First Distribution Date:      November 26, 2004

Features of the Transaction

o Offering consists of certificates totaling approximately $894,600,000 of which $873,000,000 are expected to be rated AAA by S&P, Moody's and/or Fitch.

o The expected amount of credit support for the senior certificates will be approximately 3.00%.

o In general, the collateral consists of 5/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Bank, N.A.

Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of the principal and interest and, therefore, provide credit protection to the Class A-1, A-2, A-3, A-4, A-5, A-6 and A-7 Certificates (collectively the "Senior Certificates"). In addition, for the first seven years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Senior Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Senior Certificates. After such time, and subject to certain loss and delinquency criteria, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

    ----------------------------------------------- ----------------------------

                  Distribution Date                         Pro Rata Share
    ----------------------------------------------- ----------------------------
                 Nov 2004 - Oct 2011                              0%
                 Nov 2011 - Oct 2012                             30%
                 Nov 2012 - Oct 2013                             40%
                 Nov 2013 - Oct 2014                             60%
                 Nov 2014 - Oct 2015                             80%
                  Nov 2015 and after                             100%
    ----------------------------------------------- ----------------------------

If before the Distribution Date in November 2007 the credit support to the Senior Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in November 2007 the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment proceeds, subject to certain loss and delinquency criteria.

Key Terms

Issuer:                      WFMBS 2004-W Trust

Underwriter:                 Goldman, Sachs & Co.

Seller:                      Wells Fargo Asset Securities Corporation

Servicer:                    Wells Fargo Bank, NA

Master Servicer:             Wells Fargo Bank, NA

Trustee:                     Wachovia Bank, NA

Rating Agencies:             Two of Fitch, S&P or Moody's

Type of Issuance:            Public

Servicer Advancing:          The Servicer is obligated to advance delinquent
                             mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


       Preliminary Structural and Collateral Term Sheet       September 23, 2004
--------------------------------------------------------------------------------

Compensating Interest:       The Master Servicer is required to cover
                             interest shortfall, for each Distribution Date, at the lesser of (i) the aggregate Prepayment Interest
                             Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of (A)
                             1/12th of 0.20% and (B) the aggregate Scheduled
                             Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master
                             Servicing Compensation for such Distribution Date.
                             Compensating Interest is not paid on curtailments.

Interest Accrual:            On a 30/360 basis; the accrual period is the
                             calendar month preceding the month of each Distribution Date.

The Mortgage Loans:          The Mortgage Loans consist of 100% 5/1 One-Year CMT
                             Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 80% of the Mortgage
                             Loans require only the payment of interest until the month following the first rate adjustment date.
                             The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the
                             "Gross Margin"). Most of the Mortgage Loans have
                             Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate.
                             Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Index: The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Expected Subordination:      3.00%

Other Certificates:          The following Classes of "Other Certificates" will
                             be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby

                              ---------------------------------------------------------------------------
                                   Certificate             Orig. Balance        Initial Pass-Through Rate
                              ---------------------------------------------------------------------------
                                        B4                  $2,250,000                    4.677%
                                        B5                  $1,800,000                    4.677%
                                        B6                  $1,349,900                    4.677%
                              ---------------------------------------------------------------------------

Clean Up Call:               10% of the Cut-off Date principal balance of the
                             Mortgage Loans.

Tax Treatment:               It is anticipated that the Offered Certificates
                             will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:           The Offered Certificates are expected to be ERISA
                             eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:           The Senior and Class B1 Certificates are expected
                             to constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:        $25,000 for the Senior Certificates.

Delivery:                    Class A1, A2, A3, A4, A5, A6, A7, B1, B2 and B3
                             Certificates - DTC


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-W
                      As of September 1, 2004 - Preliminary
                                   All records


Selection Criteria: All records
Table of Contents

1. Stats
2. ARM Type
3. Original Principal Balance
4. Current Mortgage Interest Rate
5. Remaining Terms to Stated Maturity
6. Original Loan-To-Value Ratio
7. FICO Score
8. Geographic Areas
9. Gross Margin
10. Rate Ceiling
11. Months to First Adjustment Date
12. Delinquency
13. Property Type
14. Occupancy Code
15. Purpose
16. Documentation Type


1. Stats

Count: 1,874
Current Balance: $735,964,737
Average Current Balance: $392,724
Gross Weighted Average Mortgage Interest Rate: 4.937%
Net Weighted Average Mortgage Interest Rate: 4.677%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 72.15%
Gross Margin: 2.750%
Initial Periodic Cap: 4.998%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.938%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 740


2. ARM Type

--------------------------------------------------------------------------------
ARM Type                                       Count        Balance     Percent
--------------------------------------------------------------------------------
5/1 ARMs                                       1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------

3. Original Principal Balance

--------------------------------------------------------------------------------
Original Principal Balance                     Count        Balance     Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00                350    $52,061,672        7.10%
$200,000.01 to $300,000.00                       390     97,578,972        13.3
$300,000.01 to $400,000.00                       379    133,952,002        18.2
$400,000.01 to $500,000.00                       322    145,694,638        19.8
$500,000.01 to $600,000.00                       191    104,813,179        14.2
$600,000.01 to $700,000.00                       112     72,272,407         9.8
$700,000.01 to $800,000.00                        33     25,212,524         3.4
$800,000.01 to $900,000.00                        31     26,942,568         3.7
$900,000.01 to $1,000,000.00                      45     44,291,395           6
$1,000,000.01 and over                            21     33,145,381         4.5
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------

4. Current Mortgage Interest Rate

--------------------------------------------------------------------------------
Current Mortgage Interest Rate                 Count        Balance     Percent
--------------------------------------------------------------------------------
2.500% to 2.749%                                   2       $316,260        0.00%
2.750% to 2.999%                                   5      1,299,666         0.2
3.250% to 3.499%                                   5      1,309,170         0.2
3.500% to 3.749%                                  13      6,178,683         0.8
3.750% to 3.999%                                  32     12,285,705         1.7
4.000% to 4.249%                                  63     33,222,409         4.5
4.250% to 4.499%                                 131     61,096,961         8.3
4.500% to 4.749%                                 177     75,153,528        10.2
4.750% to 4.999%                                 300    123,487,882        16.8
5.000% to 5.249%                                 415    177,652,670        24.1
5.250% to 5.499%                                 426    150,969,186        20.5
5.500% to 5.749%                                 263     83,088,098        11.3
5.750% to 5.999%                                  41      9,847,768         1.3
6.000% to 6.249%                                   1         56,750           0
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------


5. Remaining Terms to Stated Maturity

--------------------------------------------------------------------------------
Remaining Terms to Stated Maturity             Count        Balance     Percent
--------------------------------------------------------------------------------
240                                                1       $231,920        0.00%
345                                                1        171,184           0
346                                                1        409,325         0.1
347                                                1        416,513         0.1
352                                                1        543,677         0.1
353                                                1        484,000         0.1
355                                                1        441,988         0.1
356                                                9      4,522,415         0.6
357                                               29     14,519,715           2
358                                               84     35,708,702         4.9
359                                              240     98,685,271        13.4
360                                            1,505    579,830,026        78.8
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------


6. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio                   Count        Balance     Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                                105    $51,830,140        7.00%
50.001% to 60.000%                               122     66,858,140         9.1
60.001% to 70.000%                               248    132,386,969          18
70.001% to 75.000%                               146     65,102,815         8.8
75.001% to 80.000%                             1,191    403,854,316        54.9
80.001% to 85.000%                                 5      1,540,018         0.2
85.001% to 90.000%                                34      8,812,692         1.2
90.001% to 95.000%                                23      5,579,646         0.8
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------


7. FICO Score

--------------------------------------------------------------------------------
FICO Score                                     Count        Balance     Percent
--------------------------------------------------------------------------------
N/A                                                5     $2,492,612        0.30%
600 to 649                                        20      9,566,881         1.3
650 to 699                                       288    110,412,791          15
700 to 749                                       711    276,214,667        37.5
750 to 799                                       805    320,307,868        43.5
800 to 849                                        45     16,969,917         2.3
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------


8. Geographic Areas

--------------------------------------------------------------------------------
Geographic Areas                               Count        Balance     Percent
--------------------------------------------------------------------------------
AK                                                 2       $443,595        0.10%
AL                                                 8      2,026,799         0.3
AR                                                 1        288,000           0
AZ                                                52     16,489,747         2.2
CA                                               663    325,659,947        44.2
CO                                                57     18,355,339         2.5
CT                                                20     10,424,328         1.4
DC                                                 9      3,634,646         0.5
DE                                                 4      1,369,188         0.2
FL                                               128     37,342,464         5.1
GA                                                63     15,196,099         2.1
HI                                                 3      1,130,000         0.2
IA                                                 1        369,760         0.1
ID                                                 6      1,782,801         0.2
IL                                                74     32,068,579         4.4
IN                                                 6      1,443,191         0.2
KS                                                 5      1,298,172         0.2
KY                                                 8      1,980,774         0.3
LA                                                 4      1,187,080         0.2
MA                                                39     20,692,325         2.8
MD                                                74     28,166,159         3.8
MI                                                25      7,599,001           1
MN                                                52     16,783,694         2.3
MO                                                 8      2,050,786         0.3
MS                                                 1        160,000           0
MT                                                 1        171,920           0
NC                                                40      9,276,065         1.3
NE                                                 5      1,285,167         0.2
NH                                                 7      2,290,437         0.3
NJ                                                70     29,571,322           4
NM                                                 4        770,400         0.1
NV                                                39     14,549,821           2
NY                                                45     23,250,195         3.2
OH                                                42     10,137,668         1.4
OK                                                 2        302,400           0
OR                                                13      3,931,520         0.5
PA                                                33     10,877,721         1.5
RI                                                 1        400,000         0.1
SC                                                18      4,132,525         0.6
TN                                                12      3,052,477         0.4
TX                                                39     13,831,244         1.9
UT                                                 4      1,447,690         0.2
VA                                               119     39,007,729         5.3
WA                                                52     15,937,972         2.2
WI                                                12      3,114,447         0.4
WV                                                 3        683,542         0.1
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------


9. Gross Margin

--------------------------------------------------------------------------------
Gross Margin                                   Count        Balance     Percent
--------------------------------------------------------------------------------
2.75%                                          1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------


10. Rate Ceiling

--------------------------------------------------------------------------------
Rate Ceiling                                   Count        Balance     Percent
--------------------------------------------------------------------------------
7.500% to 7.999%                                   7     $1,615,926        0.20%
8.000% to 8.499%                                   5      1,309,170         0.2
8.500% to 8.999%                                  45     18,464,388         2.5
9.000% to 9.499%                                 194     94,319,370        12.8
9.500% to 9.999%                                 477    198,641,410          27
10.000% to 10.499%                               840    328,013,856        44.6
10.500% to 10.999%                               304     92,935,866        12.6
11.000% to 11.499%                                 2        664,750         0.1
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------


11. Months to First Adjustment Date

--------------------------------------------------------------------------------
Months to First Adjustment Date                Count        Balance     Percent
--------------------------------------------------------------------------------
45                                                 1       $171,184        0.00%
46                                                 1        409,325         0.1
47                                                 1        416,513         0.1
52                                                 1        543,677         0.1
53                                                 1        484,000         0.1
55                                                 1        441,988         0.1
56                                                 9      4,522,415         0.6
57                                                29     14,519,715           2
58                                                84     35,708,702         4.9
59                                               240     98,685,271        13.4
60                                             1,506    580,061,946        78.8
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------


12. Delinquency

--------------------------------------------------------------------------------
Delinquency                                    Count        Balance     Percent
--------------------------------------------------------------------------------
Current                                        1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------


13. Property Type

--------------------------------------------------------------------------------
Property Type                                  Count        Balance     Percent
--------------------------------------------------------------------------------
Single Family Detached                         1,451   $601,398,247       81.70%
Low-rise Condominium                             314     91,134,481        12.4
High-rise Condominium                             87     33,931,129         4.6
Multi-family - 2 Units                             8      3,788,500         0.5
Planned Unit Development                           7      2,974,119         0.4
Co-op                                              7      2,738,262         0.4
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------


14. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                                 Count        Balance     Percent
--------------------------------------------------------------------------------
Primary Residence                              1,728   $691,516,859       94.00%
Second Home                                      146     44,447,878           6
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------


15. Purpose

--------------------------------------------------------------------------------
Purpose                                        Count        Balance     Percent
--------------------------------------------------------------------------------
Purchase                                       1,531   $582,598,307       79.20%
Rate-Term Refinance                              226    107,120,808        14.6
Cash-Out Refinance                               117     46,245,622         6.3
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------


16. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                             Count        Balance     Percent
--------------------------------------------------------------------------------
Full Documentation                             1,196   $483,800,493       65.70%
Asset Only                                       564    211,649,950        28.8
No Doc                                           100     35,285,732         4.8
Income Only                                       14      5,228,562         0.7
--------------------------------------------------------------------------------
Total:                                         1,874   $735,964,737      100.00%
--------------------------------------------------------------------------------


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